UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K
______________________________________________________________________________________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 31, 2023
Date of Report (Date of earliest event reported)
______________________________________________________________________________________________________

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 31, 2023 (the “Effective Date”), First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into:

•the First Amendment to Fourth Amended and Restated Unsecured Revolving Credit Agreement with Wells Fargo Bank, National Association, individually and as administrative agent, and the other lenders thereunder (the “Revolver Amendment”), to amend that certain Fourth Amended and Restated Unsecured Revolving Credit Agreement, dated as of July 7, 2021 (as amended, the “Revolver Agreement”), related to the Company’s $750.0 million unsecured revolving credit facility which matures on July 7, 2025 (the “Revolving Credit Facility”);

•the First Amendment to Amended and Restated Unsecured Term Loan Agreement with Wells Fargo Bank, National Association, individually and as administrative agent, and the other lenders thereunder (the “2021 Term Loan Amendment”), to amend that certain Amended and Restated Unsecured Term Loan Agreement, dated as of July 7, 2021 (as amended, the “2021 Term Loan Agreement”), related to the Company’s $200.0 million unsecured term loan which matures on July 7, 2026 (the “2021 Term Loan”); and

•the First Amendment to Amended and Restated Unsecured Term Loan Agreement with Wells Fargo Bank, National Association, individually and as administrative agent, and the other lenders thereunder (the “2022 Term Loan Amendment”), to amend that certain Amended and Restated Unsecured Term Loan Agreement, dated as of April 18, 2022 (as amended, the 2022 Term Loan Agreement”), related to the Company’s $425.0 million unsecured term loan which matures on October 18, 2027 (the “2022 Term Loan”).

The Company and Operating Partnership entered into these amendments to provide that borrowings under the Revolving Credit Facility and the 2021 Term Loan bear interest based on the secured overnight financing rate as administered by the Federal Reserve Bank of New York (SOFR) instead of the London interbank offered rate (LIBOR) and to make certain conforming changes to the interest calculation mechanics applicable to the 2022 Term Loan so they are consistent with the terms of the amended 2021 Term Loan.

Following the effectiveness of the above amendments:

•The borrowings under the Revolving Credit Facility will bear interest at a rate equal to (A) (x) one month, three month or six month SOFR plus a 0.10% adjustment, (y) daily SOFR plus a 0.10% adjustment, or (z) the Base Rate (as defined in the Revolver Agreement), based on the election of the Operating Partnership, plus (B) an applicable margin based on the Company’s current credit ratings and consolidated leverage ratio.

•The borrowings under the 2021 Term Loan will bear interest at a rate equal to (A) (x) one month, three month or six month SOFR plus a 0.10% adjustment, (y) daily SOFR plus a 0.10% adjustment, or (z) the Base Rate (as defined in the 2021 Term Loan Agreement), based on the election of the Operating Partnership, plus (B) an applicable margin based on the Company’s current credit ratings and consolidated leverage ratio.

•The borrowings under the 2022 Term Loan will bear interest at a rate equal to (A) (x) one month, three month or six month SOFR plus a 0.10% adjustment, (y) daily SOFR plus a 0.10% adjustment, or (z) the Base Rate (as defined in the 2022 Term Loan Agreement), based on the election of the Operating Partnership, plus (B) an applicable margin based on the Company’s current credit ratings and consolidated leverage ratio.

The interest rate applicable to borrowings under the Revolving Credit Facility, the 2021 Term Loan, and the 2022 Term Loan may vary based on the type of borrowing selected by the Operating Partnership under the applicable facility and is further subject to adjustment based on changes to the Company’s leverage and credit ratings and the Company’s achievement of a sustainability-linked pricing metric.

Other than the interest rates, the material terms of the Revolving Credit Facility, the 2021 Term Loan, and the 2022 Term Loan remain unchanged.

The foregoing descriptions of the Revolver Amendment, the 2021 Term Loan Amendment, and the 2022 Term Loan Amendment do not purport to be complete and are qualified in their entirety by reference to the Revolver Amendment, the 2021 Term Loan Amendment, and the 2022 Term Loan Amendment attached as Exhibits 10.1, 10.2 and 10.3, respectively, hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits. The following are filed herewith:

Exhibit No.	Description
10.1
First Amendment, dated May 31, 2023, to Fourth Amended and Restated Unsecured Revolving Credit Agreement, dated as of July 7, 2021, among First Industrial, L.P., First Industrial Realty Trust, Inc., Wells Fargo Bank, National Association and the other lenders thereunder

10.2
First Amendment, dated May 31, 2023, to Amended and Restated Unsecured Term Loan Agreement, dated as of July 7, 2021, among First Industrial, L.P., First Industrial Realty Trust, Inc., Wells Fargo Bank, National Association, PNC Bank, National Association and the other lenders thereunder

10.3
First Amendment, dated May 31, 2023, to Amended and Restated Unsecured Term Loan Agreement, dated as of April 18, 2022, among First Industrial, L.P., First Industrial Realty Trust, Inc., Wells Fargo Bank, National Association, PNC Bank, National Association, Fifth Third Bank, National Association, Regions Bank, U.S. Bank National Association and the other lenders thereunder

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: June 2, 2023

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
as general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: June 2, 2023